INCOME TAXES - Deferred tax assets and liabilities (Details) - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
Deferred tax assets/(liabilities):
Property, and equipment, net	$ (116)	$ (92)
Intangibles, net	246
IRC 163(j) interest limitation, carryover	340	190
Net operating loss	281	832
Other	138	63
Total	889	993
Valuation Allowance	(529)	0
Net deferred tax asset	$ 360	$ 993